Tonix Pharmaceuticals Holding Corp. 8-K

Exhibit 99.01

© 2021 Tonix Pharmaceuticals Holding Corp. INVESTOR PRESENTATION NASDAQ: TNXP Version P0320 September 21, 2021 (Doc 0899)

2 © 2021 Tonix Pharmaceuticals Holding Corp. CAUTIONARY NOTE ON FORWARD - LOOKING STATEMENTS Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others. These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements. These factors include, but are not limited to, the risks related to failure to obtain FDA clearances or approvals and noncompliance with FDA regulations; delays and uncertainties caused by the global COVID - 19 pandemic; risks related to the timing and progress of clinical development of our product candidates; our need for additional financing; uncertainties of patent protection and litigation; uncertainties of government or third party payor reimbursement; limited research and development efforts and dependence upon third parties; and substantial competition. As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise. Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law. Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2021, and periodic reports and current reports filed with the SEC on or after the date thereof. All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements.

3 © 2021 Tonix Pharmaceuticals Holding Corp. ADVANCING THE SCIENCE AND UNDERSTANDING OF DISEASES by developing innovative therapies that improve population health by focusing on unmet needs in patient care WHAT WE DO Using our integrated development engine, we advance innovative programs across multiple therapeutic areas into the clinic while maximizing asset potential OUR MISSION OUR STRATEGY

PIPELINE
COVID, BIODEFENSE & IMMUNOLOGY PORTFOLIO

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

CANDIDATES	PORTFOLIO & INDICATION	NEXT MILESTONE
	COVID	
TNX-1800	COVID-19 Vaccine[1]	Phase 1 start - 1H 2022
TNX-102 SL	Long COVID-19 (Post-Acute Sequelae of COVID-19 or PASC)[2]	Clinical - Pre-IND
TNX-2100	SARS-CoV-2 Diagnostic for T-Cell Immunity[3]	First-in-human study - Q4 2021
TNX-3500	COVID-19 Antiviral[4]	Preclinical
	BioDefense	
TNX-801[5]	Smallpox and monkeypox preventing vaccine	Preclinical
TNX-701	Radioprotection	Preclinical
	Immunology & Oncology	
TNX-1500[6]	Organ Transplant Rejection/ Autoimmune Conditions	Preclinical
TNX-1700[7]	Gastric and pancreatic cancers	Preclinical

**All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.*

[1]Live attenuated vaccine based on horsepox virus vector.
[2]Pre-IND meeting with the FDA completed and based on final meeting minutes, Company plans to file IND to support Phase 2 study in subset of patients whose symptoms overlap with fibromyalgia
[3]In vivo diagnostic: SARS-CoV-2 peptide epitope mixtures for intradermal administration to measure delayed-type hypersensitivity to SARS-CoV-2.
[4]Sangivamycin for injection.
[5]Live attenuated vaccine based on horsepox virus
[6]anti-CD40L humanized monoclonal antibody
[7]Recombinant trefoil factor 2 (rTFF2) based protein; licensed from Columbia University

© 2021 Tonix Pharmaceuticals Holding Corp.

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PIPELINE
CNS PORTFOLIO

CNS PORTFOLIO

Candidates	INDICATION	STATUS
	CNS	
TNX-102 SL[1]	Fibromyalgia (FM) Posttraumatic Stress Disorder (PTSD) Long COVID (PASC[2])	Phase 3 Ongoing Phase 2 Clinical – Pre-IND[3]
TNX-1300[4]	Cocaine Intoxication / Overdose	Phase 2
TNX-1900[5]	Migraine and Craniofacial Pain	Clinical – pre-IND[6]
TNX-2900[7]	Prader-Willi Syndrome	Clinical – pre-IND
TNX-601 CR	Depression, PTSD, Neurocognitive Dysfunction from Steroids	Clinical – pre-IND[8]
TNX-1600[9]	Depression, PTSD and ADHD	Preclinical

**All of Tonix's product candidates are investigational new drugs or biologics and have not been approved for any indication.*

[1]TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication. Long COVID/PASC program is also included in the COVID-19 Portfolio. Additional indications of Agitation in Alzheimer's Disease (AAD) and Alcohol Use Disorder (AUD) are Phase 2 ready.
[2]Post-Acute Sequelae of COVID-19.
[3]Pre-IND (Investigational New Drug) meeting with the FDA completed and based on final minutes Company plans to file IND to support Phase 2 study in patients whose symptoms overlap with fibromyalgia
[4]TNX-1300 (double-mutant cocaine esterase) is an investigational new biologic and has not been approved for any indication; licensed from Columbia University.
[5]Acquired from Trigemina; license agreement with Stanford University
[6]A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900; Phase 2 expected to start 1H'22
[7]Co-exclusive license agreement with French National Institute of Health and Medical Research (Inserm)
[8]TNX-601 CR is in the pre-IND stage in the U.S.; a Phase 1 trial for formulation development was completed outside of the U.S; Phase 2 expected to start 1H 2022
[9]Acquired from TRImaran Pharma; license agreement with Wayne State University[10]anti-CD40L humanized monoclonal antibody

ADHD = attention-deficit hyperactivity disorder; FM = fibromyalgia; IND = investigational new drug; PASC = post-acute sequelae of COVID-19; PTSD = posttraumatic stress disorder.

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© 2021 Tonix Pharmaceuticals Holding Corp. KEY CANDIDATES: COVID, BIODEFENSE & IMMUNOLOGY MN163

7 © 2021 Tonix Pharmaceuticals Holding Corp. RECOMBINANT POX VACCINE (RPV) PLATFORM: NEW VACCINE TECHNOLOGY FOR EMERGING DISEASES COVID - 19 Future Pandemics Infectious Disease Biodefense Using Proven Science To Address Challenging Disease States, We Have Created A Programmable Technology Platform Aimed At Combating Future Threats To Public Health Vaccinia Horsepox ANTIGEN CODING COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

8 © 2021 Tonix Pharmaceuticals Holding Corp. VIRUS - BASED SCIENCE IS WELL ESTABLISHED • Streamlined development • Ability to vertically integrate development and manufacturing • Highly concentrated non – cold - chain products RPV PLATFORM PROFILE POTENTIALLY LONGER DURABILITY DUE TO POX - ENGINEERED ARCHITECTURE • Enables broad CD8 T - cell response, resulting in strong immune response PROGRAMMABLE VECTOR DESIGN FOR USE IN DIFFERENT DISEASE MODELS • Responsive to new variants • Wide range of clinical applications: pandemic, biodefense, infectious disease, smallpox, oncology COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

9 © 2021 Tonix Pharmaceuticals Holding Corp. TNX - 1800 COVID - 19 VACCINE RPV PLATFORM DEVELOPMENT PROGRAM ESTABLISHES RPV PLATFORM • Encodes a protein from SARS - CoV - 2, the cause of COVID - 19 • Provides a novel, variant - reflexive alternative to mRNA products ANIMAL TESTING WITH SOUTHERN RESEARCH INSTITUTE • Non - human primate immune response: positive results reported in Q4 2020 • Non - human primate CoV - 2 challenge testing: positive data reported in Q1 2021 MANUFACTURING AGREEMENT WITH FUJIFILM DIOSYNTH • Development for GMP manufacturing for human trials • GMP clinical supply expected to be ready for human trials in 1H 2022 DEVELOPMENT PROGRAM Market Entry: COVID - 19 Vaccine Additional Indications: Future Pandemic, Infectious Disease, Smallpox, Cancer Status: Preclinical Next Steps: 1H 2022 Initiate Phase 1 Study COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO Patents Filed

10 © 2021 Tonix Pharmaceuticals Holding Corp. RPV PLATFORM: WHAT MAKES TNX - 1800 DIFFERENT FROM MRNA VACCINES CRITERIA mRNA VACCINES TNX - 1800* Number of shots Two One Duration 8 months Years / decades Boosters Recommended Likely not required Protection from variants Variants Expected Forward transmission Unknown for variants like delta Likely prevents Biomarker None Yes – “Take” Manufacturing Complex Conventional Glass - sparing packaging No Yes Shipping and storage Cold chain Standard refrigeration Protection from smallpox No Yes COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO * Characterizations of TNX - 1800 show in table represent expectations.

US TRENDS IN COVID-19 VACCINE BOOSTER DEVELOPMENT

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

CURRENT US GOVERNMENT STANCE IS BOOSTERS MAY BE NEEDED POST- PFIZER OR MODERNA VACCINATION[1]

- CDC, FDA, White House, COVID-19 Response Team stated that immunity wanes and booster vaccines are being considered
- FDA advisory committee has voted in favor of a Pfizer booster shot for those 65 and older as well as high-risk individuals
- J&J vaccine duration under review

BOOSTER DEVELOPMENT ACTIVITY

- Pfizer applied for FDA approval of potential boosters based on a Phase 3 clinical trial in which participants were given a booster between 4.8 and 8 months after completing the two-dose primary regimen[2]
- J&J and Moderna also developing boosters[3-4]

IMPORTANCE OF TESTING PROTECTIVE IMMUNITY

- Personalized approach to determine need for vaccine boosters
- More cost effective
- Reduces risk with unnecessary vaccination
- One-size-fits-all booster strategy is expensive and unlikely unsustainable

[1]www.cdc.gov/media/releases/2021/s0818-covid-19-booster-shots.html
[2]www.investors.pfizer.com/investor-news/press-release-details/2021/Pfizer-and-BioNTech-Initiate-Rolling-Submission-of-Supplemental-Biologics-License-Application-to-U.S.-FDA-for-Booster-Dose-of-COMIRNATY-in-Individuals-16-and-Older/default.aspx
[3]www.jnj.com/johnson-johnson-announces-data-to-support-boosting-its-single-shot-covid-19-vaccine
[4]investors.modernatx.com/news-releases/news-release-details/moderna-announces-submission-initial-data-us-fda-its-covid-19

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© 2021 Tonix Pharmaceuticals Holding Corp.

RPV PLATFORM & COVID-19 VACCINE

INTERNAL DEVELOPMENT & MANUFACTURING CAPABILITIES

Infectious Disease R&D Center (RDC) – Frederick, MD

- Function: Accelerated development of vaccines and antiviral drugs against COVID-19, its variants and other infectious diseases
- Description: ~48,000 square feet, BSL-2, currently operated by Southern Research
- Status: Acquisition expected to close in the fourth quarter of 2021



Advanced Development Center (ADC) – New Bedford, MA

- Function: Development and clinical scale manufacturing of live-virus vaccines to support Phase 1 and Phase 2 trials
- Description: ~45,000 square feet, under construction, planned BSL-2
- Status: Expected to be operational in first half 2022



Architectural Rendering

Commercial Manufacturing Center (CMC) – Hamilton, MT

- Function: Commercial scale manufacturing of live-virus vaccines
- Description: ~44 acre green field site, planned BSL-2
- Status: Planning for initiation of construction in 2022



Architectural Rendering

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

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© 2021 Tonix Pharmaceuticals Holding Corp.

ASSESSING ANTI-SARS-COV-2 PROTECTIVE IMMUNITY

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

TWO TYPES OF IMMUNITY

- *Antibodies* – can be measured in a blood test, but anti-SARS-CoV-2 antibodies are not predictive of protection
- *T cell* – can be measured in a blood test, but requires sophisticated lab, unknown if predictive

NEUTRALIZING ANTIBODIES – APPEAR TO CORRELATE WITH PROTECTION[1]

- Not part of standard antibody tests
- Requires culture of antibodies with live SARS-CoV-2; possibly “pseudo-type” assays

FUNCTIONAL T CELL IMMUNITY

- *in vivo* – classic skin test – correlation with protection under investigation[2,3]

[1]Krammer, F. (2021) Nature Medicine. 27:1145–1153. https://www.nature.com/articles/s41591-021-01432-4.pdf
[2]Barrios, Y et al. Clinical Immunol. (2021) 226:108730
[3]Barrios, Y et al. Vaccines (2021) 9:575

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© 2021 Tonix Pharmaceuticals Holding Corp.

TNX-2100*: COVID-19 DIAGNOSTIC TO CONFIRM T-CELL IMMUNITY

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

MEASURES THE PRESENCE AND STRENGTH OF FUNCTIONAL IN VIVO T-CELL IMMUNITY

- Designed to elicit delayed-type hypersensitivity in individuals who have been exposed to SARS-CoV-2 or successfully vaccinated
- SARS-CoV-2 epitope peptide mixtures for intradermal administration (Skin Test)

POTENTIALLY SCALABLE FOR WIDESPREAD USE

- Many tests† for T-cell immunity to SARS-CoV-2 require specialized laboratories and are not amendable to standardization
- Adaptive Biotech's T Detect™ COVID-19 test received FDA EUA based on genetic analysis of T-cell receptors

DEVELOPMENT PLANS

- Q4 2021: Plan to initiate first-in-human clinical testing pending clearance of IND
- Patents filed

*TNX-2100 is in the pre-IND stage of development and has not been approved for any indication.
†Intracellular cytokine staining (ICS) measured by flow cytometry after in vitro stimulation of purified peripheral blood mononuclear cells.

© 2021 Tonix Pharmaceuticals Holding Corp.

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TNX-3500*: COVID-19 ANTIVIRAL TREATMENT
SANGIVAMYCIN

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

PROFILE

New variants heighten need for therapeutics

NIH Treatment Guidelines for COVID-19 are mixed on use of remdesivir

Potential monotherapy antiviral[1]
- 65 times more potent than remdesivir in inhibiting SARS-CoV-2 in cell culture infectivity studies (dose to achieve IC_{90})[2]

Potential combination therapy with remdesivir
- TNX-3500 antiviral effect is additive when combined with remdesivir and reduces the amount of each drug necessary for an IC_{90}
- Combination therapies for other viruses have reduced the emergence of drug resistant viral strains

Patents Filed

DEVELOPMENT PROGRAM

Market Entry: COVID-19 Antiviral

Additional Indications: MERS, Ebola, Lassa, Oncology

Status: Preclinical

Next Steps: Q3 2021 Initiate Animal Studies

MERS = Middle East Respiratory Syndrome;
NIH = National Institutes of Health; PK = pharmacokinetics.

*TNX-3500 is in the pre-IND stage of development and has not been approved for any indication.

1. Bennett RP et al. *Viruses.* 2020;13(1):52. doi: 10.3390/v13010052.
2. Data on file, live virus BSL-4 testing conducted by NIAID in collaboration with OyaGen.

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© 2021 Tonix Pharmaceuticals Holding Corp.

TNX-102 SL: LONG COVID (PASC)
CYCLOBENZAPRINE PROTECTIC® SUBLINGUAL TABLETS

COVID, BIODEFENSE AND IMMUNOLOGY PORTFOLIO

PROFILE

Long COVID or Post-acute Sequelae of COVID-19 (PASC) – What is it?

- Symptoms can include fatigue, sleep disorders, pain, fevers, shortness of breath, cognitive impairment described as "brain fog", gastrointestinal symptoms, anxiety, and depression
- Can persist for months and can range in severity from mild to incapacitating
- Occurs in 30% of patients
- Typically associated with moderate or severe COVID-19, Long COVID can occur after mild COVID-19 or even after asymptomatic SARS-CoV-2 infection

To address the urgent need for PASC therapies, Congress awarded the National Institutes of Health $1.15 billion to study Long COVID.

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Long COVID (PASC)

Status: Clinical – pre-IND; FDA minutes from pre-IND meeting received in Q3 2021

Next Steps: Submit IND for treating subset of Long COVID patients whose symptoms overlap with fibromyalgia in Q1 2022

1Feb. 24, 2021 - White House COVID-19 Response Team press briefing; Feb 25, 2021 - policy brief from the World Health Organization on long COVID 2Nalbandian, Ani, et al. "Post-acute COVID-19 syndrome." Nature Medicine (2021): 1-15. 3Clauw DJ, et al. Pain. 2020 Aug; 161(8): 1694–1697. 4Cox, D. "Why are women more prone to long Covid? " The Guardian. 13 Jun 2021 https://www.theguardian.com/society/2021/jun/13/why-are-women-more-prone-to-long-covid 5Briggs, Andrew, and Anna Vassall. "Count the cost of disability caused by COVID-19." (2021): 502-505. 6The NIH provision of Title III Health and Human Services, Division M--Coronavirus Response and Relief Supplemental Appropriations Act, 2021, of H.R. 133, The Consolidated Appropriations Act of 2021. The bill was enacted into law on 27 December 2020, becoming Public Law 116-260.

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TNX-1500
NEXT GENERATION CD40 LIGAND ANTIBODY

COVID BIODEFENSE AND IMMUNOLOGY PORTFOLIO

THE CD40-CD40L PATHWAY IS A PIVOTAL IMMUNE SYSTEM MODULATOR AND IS A WELL-ESTABLISHED AND PROMISING TREATMENT TARGET TO MORE SAFELY PREVENT ALLOGRAFT REJECTION[1]

First Generation: Development *halted due to thromboembolic (TE) complications—blood clots—*traced to Fc gamma receptor (FcγR)

Second Generation: Eliminated the FcγR TE complication but *potency and half life was reduced, limiting utility*

Third Generation: Re-engineered to better modulate the binding of FcγR while preserving FcRn function

- Expected to deliver efficacy without compromising safety

Status: Preclinical; collaborations ongoing with Mass General Hospital on heart and kidney transplantation in non-human primates

Next Steps: 2H 2022 Initiate Phase 1 Study

Patents Filed

SELECTIVELY MODIFIED ANTI-CD40L AB


Ruplizumab full Fab
FcγR-modulated Fc region
Mutated FcγR-binding region
FcRn-binding region

Contains the full ruplizumab Fab and the engineered Fc region that modulates FcγR-binding, while preserving FcRn function.

1. Camilleri B, et al. *Exp Clin Transplant.* 2016;14(5):471-483.

© 2021 Tonix Pharmaceuticals Holding Corp.

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© 2021 Tonix Pharmaceuticals Holding Corp. KEY CANDIDATES: CNS

19 © 2021 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL: FIBROMYALGIA CYCLOBENZAPRINE PROTECTIC ® SUBLINGUAL TABLETS CNS PORTFOLIO A unique formulation of cyclobenzaprine designed to optimize delivery and absorption Innovative and proprietary PROTECTIC ® Rapid drug exposure following nighttime administration • Lower daytime exposure • Avoids first - pass metabolism ⁃ Reduces risk of pharmacological interference from major metabolite Clinical trial program designed to examine treatment of core Fibromyalgia symptoms Market Entry: Fibromyalgia Additional Indications: PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder, Long COVID Status: One Positive Phase 3 study (RELIEF) Completed Next Steps: Second Phase 3 Study Ongoing; topline data expected Q4 2021 PROFILE DEVELOPMENT PROGRAM Patents Issued

20 © 2021 Tonix Pharmaceuticals Holding Corp. TNX - 102 SL: FIBROMYALGIA CYCLOBENZAPRINE PROTECTIC ® SUBLINGUAL TABLETS PROGRAM UPDATE Phase 3 Study, RALLY (F306) • July 2021: Tonix stopped enrollment in the RALLY study following an unblinded, pre planned interim analysis by the Independent Data Monitoring Committee (IDMC). • Based on interim analysis results of the first 50% (n=337) enrolled participants, the IDMC recommended stopping the trial as TNX - 102 SL is unlikely to demonstrate a statistically significant improvement in the primary endpoint. • Tonix will currently allow enrolled participants (n= 514) to complete the treatment period. • 4 th quarter 2021: topline results expected, following completion of study for currently enrolled participants Following analysis of results from the full RALLY study, Tonix will determine next steps for fibromyalgia program. TNX 102 - SL Development Beyond Fibromyalgia • Development efforts continue in PTSD, Agitation in Alzheimer’s, Alcohol Use Disorder, Long COVID CNS PORTFOLIO

TNX-601 CR: PSYCHIATRY
TIANEPTINE OXALATE AND NALOXONE

CNS PORTFOLIO

PROFILE

A novel, oral, controlled release once-daily tablet

Mechanistically different from traditional MAOI treatments for depression

Indirectly modulates the glutamatergic system

- Bypasses interaction with NMDA, AMPA, or kainate receptors

Naloxone added to deter parenteral abuse

Treatment effect of tianeptine in depression is well-established

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Major Depressive Disorder

Additional Indications: PTSD, Neurocognitive Disorder From Corticosteroids

Status: Clinical – pre-IND

Next Steps: 1H 2022 Initiate Phase 2 Trial

AMPA=α-amino-3-hydroxy-5-methyl-4-isoxazolepropionic acid; MAOI=monoamine oxidase inhibitors; NMDA=N-methyl-D-aspartate.

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TNX-1900: MIGRAINE
INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM

CNS PORTFOLIO

PROFILE

Intranasal OT has potential utility in treating migraine[1]

- Intranasal OT reaches the trigeminal ganglion
- Preclinical evidence of OT blocking CGRP release and suppressing pain
- Association of low OT levels during and preceding migraine episodes
- Novel non-CGRP antagonist approach to treatment

Magnesium is known to potentiate the binding of OT to its receptor[2]

One billion individuals worldwide suffer from migraines

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Chronic Migraine

Additional Indications: Neuropathic Pain

Status: Clinical – pre-IND[3]

Next Steps: 1H 2022 Initiate Phase 2 Trial

1. Tzabazis et al., 2017.
2. Antoni and Chadio, 1989.
3. A Phase 2 trial under an investigator-initiated IND has been completed in the U.S. using TNX-1900

CGRP = calcitonin gene-related peptide.

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© 2021 Tonix Pharmaceuticals Holding Corp.

23 © 2021 Tonix Pharmaceuticals Holding Corp. TNX - 2900: PRADER - WILLI SYNDROME INTRANASAL POTENTIATED OXYTOCIN (OT) WITH MAGNESIUM PROFILE CNS PORTFOLIO Prader - Willi Syndrome is the most common genetic cause of life - threatening childhood obesity • Orphan disease occurring in 1 in 15,000 births Symptoms include lack of suckling as infants, poor muscle strength, and constant hunger (hyperphagia) • In animal models, OT has improved suckling and suppressed hunger ‒ Tonix’s patented potentiated OT formulation is believed to increase specificity for OT receptors relative to vasopressin receptors DEVELOPMENT PROGRAM Market Entry: Prader - Willi Syndrome Additional Indications: Rare, Orphan Hyperphagia Conditions Status: pre - IND Next Steps: Submit applications to the FDA for Orphan Drug and Fast Track designations for TNX - 2900 Patents Issued

TNX-1300: COCAINE INTOXICATION
COCAINE ESTERASE (CoCe)

CNS PORTFOLIO

PROFILE

Cocaine is the main cause for drug-related ED visits[1]

Cocaine use can cause irreversible structural damage to the heart and accelerate cardiovascular disease[2]

- In one survey of 94 long-term cocaine users, 71% had some form of cardiovascular disease[3]

CoCe is a recombinant protein that degrades cocaine in the bloodstream

- **Rapidly reverses physiologic effects of cocaine**
- **Drops plasma exposure by 90% in 2 minutes**

Patents Issued

DEVELOPMENT PROGRAM

Market Entry: Cocaine Intoxication

Additional Indications: Cocaine Overdose

Status: Phase 2 Open Label

Next Steps: Q4 2021 Initiate Trial

FDA Breakthrough Therapy Designation

1. Havakuk O et al. *J Am Coll Cardiol.* 2017;70:101-113.
2. Phillips K et al. *Am J Cardiovasc Drugs.* 2009;9:177-196.
3. Maceira AM et al. *J Cardiovasc Magn Reson.* 2014;16:26.
4. Richards JR. *Am J Cardiol.* 2018;121:393.

ED = emergency department.

© 2021 Tonix Pharmaceuticals Holding Corp.

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25 © 2021 Tonix Pharmaceuticals Holding Corp. TNX - 1300: COCAINE INTOXICATION TNX - 1700: GASTRIC AND PANCREATIC CANCERS KEY DEVELOPMENT PARTNERS TNX - 1500: ALLOGRAFT REJECTION TNX - 1900: MIGRAINE & OTHER INDICATIONS TNX - 1800: COVID - 19 VACCINE TNX - 2900: PRADER - WILLI SYNDROME

© 2021 Tonix Pharmaceuticals Holding Corp. FUTURE OUTLOOK

27 © 2021 Tonix Pharmaceuticals Holding Corp. Data □ 4 th Quarter 2021 Topline data from TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia expected Clinical Trial Initiations – Three New Trials This Year □ 4th Quarter 2021 Phase 2 OL safety study of TNX - 1300 in ED setting for cocaine intoxication expected □ 4 th Quarter 2021 Phase 2 study of TNX - 102 SL for the treatment of PTSD in Kenya expected □ 4 th Quarter 2021 First - in - human clinical study of TNX - 2100 for SARS - CoV - 2 skin test expected □ 1 st Half 2022 Phase 1 safety study of TNX - 1800 for COVID - 19 expected □ 1 st Half 2022 Phase 2 study of TNX - 1900 for the treatment of migraine expected □ 1 st Half 2022 Phase 2 study of TNX - 601 CR for the treatment of major depressive disorder expected □ 2 nd Half 2022 Phase 1 study of TNX - 1500 for prevention of allograft rejection expected MILESTONES: RECENTLY COMPLETED AND UPCOMING* * We cannot predict whether the global COVID - 19 pandemic will impact the timing of these milestones. □ 4 th Quarter 2020 Positive topline data from TNX - 102 SL Phase 3 F304/RELIEF study in fibromyalgia reported □ 1 st Quarter 2021 Non - human primate positive efficacy data from TNX - 1800 in COVID - 19 models reported □ 3 rd Quarter 2021 Interim analysis of TNX - 102 SL Phase 3 F306/RALLY study in fibromyalgia reported x x x

28 © 2021 Tonix Pharmaceuticals Holding Corp. MANAGEMENT TEAM Seth Lederman, MD Co - Founder, CEO & Chairman Jessica Morris Chief Operating Officer Gregory Sullivan, MD Chief Medical Officer Bradley Saenger, CPA Chief Financial Officer

© 2021 Tonix Pharmaceuticals Holding Corp. THANK YOU